UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 10, 2024
Federal Home Loan Mortgage Corporation

(Exact name of registrant as specified in its charter)
Freddie Mac

Federally chartered corporation	001-34139	52-0904874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive	McLean	Virginia	22102-3110
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (703) 903-2000
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 10, 2024, Freddie Mac (formally the Federal Home Loan Mortgage Corporation) elected Roy Swan to its Board of Directors (the Board), effective as of February 19, 2024. Mr. Swan is an experienced executive in the mortgage and financial services industries.
Mr. Swan, 59, has served as the Director, Mission Investments of the Ford Foundation since 2018. Prior to joining the Ford Foundation, Mr. Swan held various positions at Morgan Stanley from 2008 to 2018, including President and Chief Operating Officer of Morgan Stanley Trust; Executive Director, Corporate Treasury; Founder and Managing Member of Morgan Stanley Community Investments LLC; Managing Director and Co-Head, Global Sustainable Finance; and Founder and Chief Executive Officer of Morgan Stanley Impact SBIC. From 2005 to 2008, Mr. Swan held various positions at Carver Federal Savings Bank, departing as Executive Vice President and Chief Financial Officer. Prior to that Mr. Swan worked at Time Warner Inc. from 2003 to 2005, in various positions at JPMorgan Chase & Co. from 1999 to 2003, as Vice President, Investment Banking, Industrial Sector at Schroders & Co. Inc. from 1998 to 1999, as Chief Investment Officer at Upper Manhattan Empowerment Zone from 1996 to 1998, and as an Associate at Salomon Brothers, Inc. from 1993 to 1996. Mr. Swan began his career as a Financial Analyst at The First Boston Corporation from 1986 to 1988, as a Public Service Fellow at the Coro Foundation from 1988 to 1989, and as an Attorney in the Corporate Securities Group of Skadden, Arps, Slate, Meagher & Flom LLP from 1992 to 1993. Mr. Swan is a member of the board of the Global Impact Investing Network and trustee of Parnassus Funds and is a former member of the board of Varo Bank N.A. (2021-2023) and Aequi Acquisition Corp. (2020-2023). Additionally, he serves on the Varo Bank Social Impact Council, the Church Commissioners for England Oversight Group, and the KKR Sustainability Expert Advisory Council.
Mr. Swan will receive compensation as a non-executive director of Freddie Mac as described in Freddie Mac’s Annual Report on Form 10-K filed on February 22, 2023 (the 2022 Annual Report), under the heading “Directors, Corporate Governance, and Executive Officers – Corporate Governance – Director Compensation,” which description is incorporated herein by reference.
Freddie Mac will enter into an indemnification agreement with Mr. Swan, the form of which is filed as Exhibit 10.28 to Freddie Mac’s Annual Report on Form 10-K filed on February 10, 2022. For a description of this agreement, see the 2022 Annual Report, under the heading “Executive Compensation – Compensation Discussion and Analysis – Written Agreements Relating to NEO Employment – Indemnification Agreements,” which description is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The exhibits listed in the Exhibit Index below are being submitted with this report.

Exhibit Number	Description of Exhibit

99.1	Press Release dated January 17, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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Freddie Mac Form 8-K

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/	Christian M. Lown
Christian M. Lown
Chief Financial Officer
Date: January 17, 2024

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Freddie Mac Form 8-K